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                                                                   EXHIBIT 23(a)

                         CONSENT OF INDEPENDENT AUDITORS




        We consent to the incorporation by reference in this Registration Statement (Form S-8) of our report dated January 19, 1998, with respect to the consolidated financial statements of TRW Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1997, filed with the Securities and Exchange Commission.



                                                 /s/ Ernst & Young LLP

                                                 ERNST & YOUNG LLP




Cleveland, Ohio
March 20, 1998